Stock-Based Compensation	12 Months Ended
Dec. 31, 2019
Stock-Based Compensation [Abstract]
STOCK-BASED COMPENSATION

11.   STOCK-BASED COMPENSATION

We currently do not offer stock-based compensation to our employees or directors.  In 2008 and 2009, we established stock appreciation rights (SARs) plans under which certain of our executive officers, key employees and non-employee members of our board of directors were granted SARs payable in cash, or in some circumstances, Oncor membership interests.

In November 2012, we accepted the early exercise for cash payments of all outstanding SARs (both vested and unvested) issued to date pursuant to both SARs plans.  As part of the 2012 early exercise of SARs we began accruing interest on dividends declared with respect to the SARs.  Under both SARs plans, dividends that were paid in respect of Oncor membership interests while the SARs were outstanding were credited to the SARs holder’s account as if the SARs were units, payable upon the earliest to occur of death, disability, separation from service, unforeseeable emergency, a change in control, or the occurrence of an event triggering SAR exercisability.  As a result of the Sempra Acquisition, the dividend and interest accounts were distributed in 2018, totaling $15 million.   For accounting purposes, the liability was discounted based on an employee’s or director’s expected retirement date.   We recognized $4 million and $1 million in accretion and interest with respect to such dividend and interest accounts in years 2018 and 2017, respectively.  No SARs liability remained at December 31, 2019.